UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

SCHEDULE 14A

___________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

CADRENAL THERAPEUTICS, INC.
(Name of Registrant as Specified in Its Charter)

______________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! CADRENAL THERAPEUTICS, INC. 2026 Annual Meeting Vote by September 23, 2026 11:59 PM ET C/O Transfer Online, Inc. 512 SE Salmon St. Portland, OR 97214 You invested in (ADRENAL THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on September 24, 2026. Get informed before you vote View the Notice & Proxy Statement, and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to September 13, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a I number Vote Virtually at the Meeting* September 24, 2026 10:00 AM EDT Virtually at: www.virtualshareholdermeeting.com/CVKD2026 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 1A Quang X. Pham 2 To ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending on December 31, 2026. OFor 3 To approve an amendment to the Company’s 2022 Successor Equity Incentive Plan, as amended (the 11 2022 Plan 11 ), in substantially the form attached to the accompanying proxy statement as Annex A, to increase the number of shares of the Company’s Common Stock that will be available for awards under the 2022 Plan by 323,542 shares to OF or 1,000,000 shares (the II Plan Amendment Proposal 11 ). 4 To approve, pursuant to Nasdaq Rule 5635(d), the issuance of up to 960,000 shares of the Company’s Common Stock upon the exercise of Series C-1 warrants, which warrants were issued in connection with a private placement For offering that closed on July 1, 2026 (the II Warrant Exercise Proposal 11 ); 5 To approve an adjournment of the 2026 Annual Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection OFor with, the approval of the Plan Amendment Proposal and/or the Warrant Exercise Proposal. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

Your Vote Counts! CADRENAL THERAPEUTICS, INC. 2026 Annual Meeting Vote by September 23, 2026 11:59 PM ET Hextone, Inc. P.O. Box 9142 Farmingdale, NY 11735 Ricky Campana P.O. Box 123456 Suite 500 51 Mercedes Way Edgewood, NY 11717 1 OF 2 322,224 148,294 30# FLASHID-JOB# You invested in CADRENAL THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on September 24, 2026. Get informed before you vote View the Notice & Proxy Statement, and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to September 13, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # XXXX XXXX XXXX XXXX Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* September 24, 2026 10:00 AM EDT Virtually at: www.virtualshareholdermeeting.com/CVKD2026 *If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com Control # XXXX XXXX XXXX XXXX THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. CADRENAL THERAPEUTICS, INC. 2026 Annual Meeting Vote by September 23, 2026 11:59 PM ET Voting Items Board Recommends 1. Election of Directors Nominees: 1A Quang X. Pham For 2 To ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending on December 31, 2026. 3 To approve an amendment to the Company’s 2022 Successor Equity Incentive Plan, as amended (the “2022 Plan”), in substantially the form attached to the accompanying proxy statement as Annex A, to increase the number of shares of the Company’s Common Stock that will be available for awards under the 2022 Plan by 323,542 shares to 1,000,000 shares (the “Plan Amendment Proposal”). 4 To approve, pursuant to Nasdaq Rule 5635(d), the issuance of up to 960,000 shares of the Company’s Common Stock upon the exercise of Series C-1 warrants, which warrants were issued in connection with a private placement offering that closed on July 1, 2026 (the “Warrant Exercise Proposal”); 5 To approve an adjournment of the 2026 Annual Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Plan Amendment Proposal and/or the Warrant Exercise Proposal. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Under New York Stock Exchange rules, brokers may vote “routine” matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. We will nevertheless follow your instructions, even if the broker’s discretionary vote has already been given, provided your instructions are received prior to the meeting date. FLASHID-JOB# 1.00000 322,224 148,294